Investor Presentation February 2015 OceanFirst Financial Corp. OceanFirst Financial Corp. Exhibit 99.1

OceanFirst Financial Corp.

Forward Looking Statements:
This presentation contains certain forward-looking statements within the meaning of the Private Securities
Reform Act of 1995 which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words
"believe," "expect," "intend," "anticipate," "estimate," "project," "will," "should," "may," "view," "opportunity,"
"potential," or similar expressions or expressions of confidence. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to, changes in interest rates, general economic conditions, levels of unemployment in the Bank’s lending area, real estate market values in the Bank’s lending area, future natural disasters and increases to flood insurance premiums, the level of prepayments on loans and mortgage-backed securities, legislative/ regulatory changes, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Board of Governors of the Federal
Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company's market area and accounting principles and guidelines. These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and subsequent securities filings and should be considered in evaluating forward-
looking statements and undue reliance should not be placed on such statements. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

1902
1985
1996
1999
2000
1997-2007
2009
2011-2014
2014
2015

OCEANFIRST

OceanFirst Bank Milestones

Founded,
Point Pleasant,
NJ
Branch Expansion
Into
Middlesex County
IPO To
Mutual
Depositors
Created OceanFirst
Foundation
Established
Commercial
Lending
Branch Expansion
Into
Monmouth County
Repurchased
62% Of
Original IPO Shares
Established
Trust and
Asset Management
Rebuilt Capital
To 9.5% Through
Secondary
Stock Offering
Resumed Share
Repurchases –
Current Authorization:
618,398 Shares
OceanFirst
Foundation Passes
$25 Million In
Cumulative Grants
Open LPO In Mercer
County To Serve
The Broader Central
Jersey Market

New York
Philadelphia
Middlesex
Monmouth
Mercer
Ocean
Retail Branches
Wealth Management Office & Loan Production Office
Electronic Services Locations

Serving Central New Jersey Market
•
Community Bank serving the
Central Jersey market - $2.4 billion
in assets and 23 branch offices
•
Targeting growth opportunities in
Monmouth, Mercer and Middlesex
Counties
•
Market Cap $280.4 million
•
Core deposits – 88.0% of total
deposits
•
Locally originated loan portfolio - no
SNCs
C&I loans and lines
Residential and commercial
real estate mortgages
Consumer equity loans and lines

30 million people, or approximately
10% of the total U.S. population,
reside within a 2-hour drive*
*Includes New York – Newark NY-NJ-PA-CT CSA and
Philadelphia – Reading – Camden CSA.

  Experienced Leadership

Name Position
# of Years in
Banking
# of Years
at OCFC
Christopher D. Maher President, Chief Executive Officer 27 2
Michael J. Fitzpatrick Executive Vice President, Chief Financial Officer 33 22
Joseph R. Iantosca Executive Vice President, Chief Administrative Officer 37 11
Joseph J. Lebel III Executive Vice President, Chief Lending Officer 31 9
•
Substantial insider ownership of 27.4% – aligned with shareholders’ interests
OceanFirst Bank ESOP 10.5%
Directors & Senior Executive Officers 9.8% (Chairman 5.7%)
Director and Proxy Officer Stock Ownership Guidelines
OceanFirst Foundation 7.1%

  Our Strategy
•
Positioned as the leading Community Bank in attractive Central Jersey market – developing the franchise, growing revenue and creating additional value for shareholders
•
Strategically focused on revenue growth in commercial lending, wealth management, and bankcard services
•
Guarding credit quality in ALL business cycles
•
Growing diversified streams of non-interest income to decrease reliance on
Net Interest Margin (NIM)
•
Creating attractive profile to encourage roll-up opportunities presented by local community banks lacking the scale or desire to remain independent

  Significant Primary Market Deposit Share

Competing Favorably Against Banking Behemoths
# of Dep. In Mkt. Mkt. Shr.
Rank Institution Branches ($000) (%)
Ocean County, NJ
1 TD Bank, National Association (Canada) 22 2,541,705 17.45
2 Hudson City Bancorp Inc. (NJ)
(1)
14 2,212,695 15.19
3 Wells Fargo Bank NA (CA) 26 2,203,005 15.13
4 OceanFirst Financial Corp. (NJ) 19 1,480,885 10.17
5 Banco Santander S.A. (Spain) 21 1,368,640 9.40
6 Bank of America Corp. (NC) 17 1,267,176 8.70
Total For Institutions In Market 188 14,563,013
(1) Pending acquisition by M&T Bank (NY)
Source: FDIC Summary of Deposits, June 30, 2014

Dec 2014
Interest Checking
WAR 0.09%
Non-Interest Checking
MMDA & Savings
WAR 0.04%
Time Deposits*
WAR 1.45%
Dec 2009
Interest Checking
Non-Interest Checking
MMDA & Savings
Time Deposits
Dec 1996
Interest Checking
MMDA & Savings
Time Deposits
0%
20%
40%
60%
80%
100%

OCEANFIRST

Strategic Deposit Composition Transition 8 *Time deposit duration of 19 months

Technology and Delivery Systems
Mobile Banking
Added mobile deposit capture
in 2013.  More than 14,000
depositors use mobile, text or
smart phone apps monthly.

Online Banking & Bill Pay
In 2014, 42% of depositors used
online banking and over 34,000
bills were paid with online bill pay
service.
Check Card
Over 6 million transactions
processed in 2014, a 10.7%
increase from 2013.  Rewards
program promotes usage.
ATM & Interactive Teller (ITM)
Invested $900,000 to upgrade ATM fleet to
intelligent terminals in 2014; self-service
deposits more than doubled. First ITM
deployed in April 2014.
Corporate Cash Management
Added Remote Deposit Capture
(RDC) in 2007.  In 2014, 88 clients
processed over 600,000 checks
using RDC.

Dec 2014(1)
Dec 2009
Dec 1996
Investment CRE
Owner-Occupied CRE
C&I
Consumer & Other
Residential R.E.
(45.8%)
Investment CRE
Owner-Occupied CRE
C&I
Consumer & Other
Residential R.E.
Investment CRE
Consumer & Other
Residential R.E.
0%
20%
40%
60%
80%
100%

OCEANFIRST

Strategic Loan Composition Transition 10 (1) Commercial loan (CRE and C&I) duration of 2.75 years.

Credit Underwriting Remains Conservative
Commercial Loan Production 2014
(Dollars in thousands)
2014 Total
Commercial
Loan Originations
Total
Portfolio
Amount $243,858 $733,897
Weighted average rate 4.14% 4.49%
Weighted average debt service coverage 2.0X 2.0X
Weighted average loan-to-value 63% 53%
Weighted average risk rating
(1)
4.3 4.6
Deposit contribution $35,727 $172,012
Cash management 27%
(1)
Risk rating is on a scale from 1 (best) to 9 (worst).  A rating of 4.6 represents an equivalent S&P rating of BBB.

Highlights – Fourth Quarter 2014

•
Grew commercial loan portfolio $54.4 million, 32.0% annualized;
6
th
consecutive quarter of double digit percentage growth
•
Announced the addition of a new commercial lending team to be located in Mercer County, New Jersey
•
Earnings per share of $0.30, 9.1% ROE & 0.84% ROA
•
Net interest margin stable at 3.27%
•
Tangible common equity of 9.3% of assets
•
Common stock repurchase plan in place to strategically manage capital levels

Highlights – Risk Management

For the year ended December 31, 2014:
•
Interest Rate Risk Management
Extended $144 million of FHLB advances into 3 – 5 year terms
$72 million of retail checking migrated to non-interest bearing
Core deposits
(1)
are 88.0% of total deposits, a significant hedge against a rising rate environment
•
Asset Quality Improvements
Non-performing loans decreased by 60%, or $27.1 million, to $18.3 million at
December 31, 2014
Credit metrics improved as non-performing loans as a percent of total loans receivable decreased to 1.06% from 2.88%, and Allowance for Loan Losses as a percent of total non-performing loans increased to 89.13% from 46.14%
(1)
Core deposits are all deposits except time deposits.

Non- Performing Loans as Percent of Total Loans

OCEANFIRST

Credit Metrics Reflect Conservative Culture

0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
2009 2010 2011 2012 2013 2014
Residential Consumer Commercial Real Estate Commercial
Note:  Atlantic County Loan Exposure totals $11.7 million, or 0.7%, of total loan portfolio as of December 31, 2014.
Data as of December 31, unless otherwise indicated.
(1) Ratio for 2014 excludes charge-off related to bulk sale of non-performing residential and consumer mortgage loans.
Including this charge-off, the ratio is 0.45%
0.16%
0.18%
0.57%
0.36%
0.16% 0.14% (1)
Net charge-
offs

Prudently Provisioning for Credit Costs

$0
$1
$2
$3
$4
$5
$6
$7
$8
$9
$10
Net Charge-Offs Net Charge-Offs Attributable to Bulk Sale of NPL's Provision for Loan Losses
(1) Spike in charge-offs was due to a change in charge-off policy to recognize the charge-off when the loan is deemed uncollectible rather than when the foreclosure process is complete.  The additional charge-off relating to the change in policy through 2011 was $5.7 million, all of which had been previously specifically reserved.
12/31/09 12/31/10 12/31/11
(1)
12/31/12 12/31/13
12/31/14

4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1996
1998
2000
2002
2004
2006
2008
2010
2012
2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Quarterly Trend

OCEANFIRST

Net Interest Margin 16 Stabilizing Close to Historical Levels Historical Average Net Interest Margin (3.28%)

Diversified Streams of Non-Interest Income

0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
0.90%
1996 2014
Fees and Service Charges Gain on Sale of Loans BOLI
Other BankCard Services Investment Services
Wealth Management
$2.5M
$17.5M
Targeted
Growth
Areas
Non-Interest Income excludes gain/loss from other real estate operations, gain on sale of securities and gain on sale of loan servicing.

Generating Consistent Attractive Returns

0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
2009 2010 2011 2012 2013 2014
Return on Equity Return on Assets
(1)
Excludes after-tax impact of $3.1 million in non-recurring charges related to strategic advance restructuring and branch consolidation.
(1)
0.0%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%

Prudently Managing Excess Capital in Near Term

$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
2011 2012 2013 2014
Cash Dividends Stock Repurchases
Notes:  Stock Repurchases – $14.97 Average Cost per Share.
Quarterly dividend rate increased by $0.01, or 8.3%, in October 2014.

Challenge Today is to Grow Revenue
Build Shareholder Value

•
Target growth in broader central New Jersey market – increasing share
In early 2015, added new commercial lending team located in Mercer County
Commercial loans increase at double digit percentage growth rate for six consecutive quarters
Superstorm Sandy recovery providing market opportunity (see Appendix 4)
•
Continuing Strategic Execution
Sold most non-performing residential/consumer mortgage loans in third quarter of 2014; $500,000 in annual cost savings
FHLB Advances restructured in fourth quarter 2013; duration extended to 39 months
Rationalizing Branch Network and Residential Lending, reinvesting cost saves supporting growth
•
Control operating expenses while investing in revenue producing growth opportunities
•
Assessing opportunistic roll-up of local community banks
•
Financial performance develops value proposition for shareholders and preserves the right to remain independent

Why OCFC…?
•
Fundamental franchise value – superior deposit profile and consistent, conservatively underwritten, commercial loan growth
•
Seasoned and effective management team
Substantial insider ownership – aligned with shareholders’ interests
Successful CEO transition
•
Conservative credit culture and profile
•
Solid financial performance – developing shareholder value
•
Strong balance sheet and capital base

Attractive Valuation Metrics
Valuation
Price / Tang. Book Value 128% 145%
Price / LQA EPS 13.8x 14.9x
Price / Estimated EPS 12.9x 13.4x
Core Deposit Premium 3.7% 6.8%
Cash Dividend Yield 3.1% 3.1%
OCFC Peers
(1)
1) Peers include: DCOM, FFIC, FLIC, LBAI, ORIT, PGC, SNBC, SUBK, UVSP and WSFS
Note: Financial data as of the most recent period available; market data as of February 5, 2015.
Source: Sandler O’Neill

Appendix Appendix 23

Market Demographics
Ocean Monmouth Middlesex Mercer National
Number of Offices 19 4 1
% of OceanFirst Deposits 86.2 10.9 2.9
Market Rank 4 17 35
Market Share (%) 10.2 0.9 0.2
Population 583,000 628,000 831,000 369,000
Projected 2014-2019
Population Growth (%)
1.4 — 3.0 1.2 3.5
Median Household Income ($) 58,000 81,000 75,000 74,000 52,000
Projected 2014-2019 Median
Household Income Growth (%)
2.6 3.1 3.5 5.6 4.6
Deposit  and demographic data as of June 30, 2014.
Source:  SNL Financial
APPENDIX 1

Commercial Portfolio Metrics
APPENDIX 2
Commercial Real Estate (CRE)
Total portfolio
(1)
$650.0 million
% of Total Loan Portfolio 37.7%
Average size of CRE loans $871,000
Largest CRE loan $15.5 million
Current Pipeline $40.0 million
Weighted Average Yield 4.42%
Weighted Average Repricing Term 6.5 years
Commercial Loans
Total portfolio
(1)
$83.9 million
% of Total Loan Portfolio 4.9%
Average size of commercial loans $312,000
Largest commercial loan $10.0 million
Current Pipeline $6.9 million
Weighted Average Yield 4.46%
Weighted Average Repricing Term 2.6 years
(1) Combined commercial relationships (excluding small business) total 445.
As of December 31, 2014.

Miscellaneous, 5.4%
Public Administration, 6.0%
Educational Services, 5.0%
Manufacturing, 3.8%
Arts/Entertainment/ Recreation, 6.8%
Other Services, 2.8%
Accommodations/ Food Services, 6.6%
Healthcare, 7.5%
Wholesale Trade, 4.7%
Retail Trade, 4.5%
Construction, 7.8%
Real Estate Investment, 39.1%
Miscellaneous, 8.7%
Multi-Family, 6.6%
Retail Store, 8.0%
Shopping Center, 8.1%
Commercial Development, 10.7%
Single Purpose, 4.2%
Residential Development, 6.3%
Industrial/ Warehouse, 17.7%
Office, 29.7%

Commercial Portfolio Segmentation
APPENDIX 2
(Cont’d)
Total Commercial Loan Exposure
by Industry Classification
Real Estate Investment by
Property Classification
Diversified portfolio provides
protection against industry-
specific credit events.
As of December 31, 2014.

Residential Portfolio Metrics
APPENDIX 3
Residential Real Estate
Total Portfolio $789.6 million
% of Total Loan Portfolio 45.8%
Average size of mortgage loans $192,000
% of loans for second homes 9.9%
Portfolio weighted average loan-to-value ratio (using original or most recent appraisal)
- Loans originated during 2014
56%
62%
Portfolio average FICO score
- Loans originated during 2014

% of loans outside the New York/New Jersey market 3.4%
% of loans outside Ocean/Monmouth Counties 27.4%
% of loans exceeding agency conforming amounts 45.0%
Interest only loans (None originated since 2013)
- % of total 1-4 family loans
- Weighted average loan-to-value ratio (using original or most recent appraisal)
$17.6 million
2.2%
58%
Stated income loans (None originated since 2010)
- % of total 1-4 family loans
$27.3 million
3.5%
As of December 31, 2014, unless otherwise noted.

Superstorm Sandy Recovery
APPENDIX 4
•
Multi-Year Recovery Horizon
6,234 homes demolished in Monmouth and Ocean in 2013/2014; 54% of
New Jersey total
Toms River specifically
1,589 homes expected to be demolished (of 30,235 Single Family Homes)
718 permits for $105.6 million issued in 2014
•
Construction Lending*
$50.6 million in consumer originated/committed in 2014; $16.7 million cumulative undrawn
$25.3 million in commercial originated/committed in 2014; $30.0 million cumulative undrawn
$15.1 million pipeline
*Construction lending has been driven by owner-occupied projects resulting from storm damage.